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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 12, 2004

                      UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

             (Exact Name of Registrant as Specified in the Charter)

           Delaware                            0-25198              36-3973627
(State or other jurisdiction or         (Commission File No.)      (IRS Employer
incorporation) Identification No.)

                      Universal Automotive Industries, Inc.
                           11859 South Central Avenue
                              Alsip, Illinois 60803
                    (Address of principal executive offices)

                                 (708) 293-4050

              (Registrant's telephone number, including area code)

                                       N/A

         (Former name or former address, if changed since last report.)

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         The Company filed a Current Report on Form 8-K (the "Original Form
8-K") on January 27, 2004 announcing its acquisition of business assets of Autospecialty, a division of Kelsey-Hayes Company whose indirect parent is TRW Automotive, Inc. The Original Form 8-K was filed without the requisite financial information. Accordingly, the Company is filing this Form 8-K/A to provide such financial information.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

INDEX TO FINANCIAL STATEMENTS

         (a) Financial Statements of business acquired.

Independent Auditors' Report

Financial Statements

         Combined balance sheet of operating business of Autospecialty, a division of Kelsey-Hayes Company whose indirect parent is TRW Automotive Inc., as of December 31, 2003 and 2002.

         Combined statement of operations and cash flows of Autospecialty for each of the three years ended December 31, 2003.

Notes to financial statements

         (b) Pro forma Financial information.

Pro forma combining balance sheet and income statement
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

                              /s/ Robert W. Zimmer
                              --------------------------------------------------
                              Robert W. Zimmer, Chief Financial Officer,
                              Treasurer and Secretary

Dated: March 29, 2004

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